EXHIBIT 32.1

SECTION 1350 CERTIFICATIONS BY PRESIDENT
AND CHIEF EXECUTIVE OFFICER

In connection with the Annual Report of Landbank Group, Inc. (the "registrant") on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Douglas Gravink, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 30, 2007

By:  /s/ Douglas Gravink
        Douglas Gravink, CEO

In connection with the Annual Report of Landbank Group, Inc. (the "registrant") on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Gary Hewitt, President of the registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 30, 2007

By:  /s/ Gary Hewitt
        Gary Hewitt, President